UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                    CURRENT REPORT UNDER SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        DATE OF REPORT: DECEMBER 12, 2001

                         COMMISSION FILE NUMBER: 0-28885



                           Q COMM INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

                                      Utah
                            (State of incorporation)

                                   87-0674277
                              (IRS Employer ID No.)

                   1145 South 1680 West, Orem, Utah 84058-4930
                    (Address of principal executive offices)

                                 (801) 226-4222
                        (Registrant's telephone number)







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Item 5. Other Events

     The Registrant and American Payment Systems, Inc. have terminated their financing agreement dated October 24, 2001, as amended. Reference is made to a press release of the Registrant announcing such termination, which is included as Exhibit 99.1 hereto.

     Exhibits

     99.1 Press Release of Registrant, dated December 12, 2001.




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SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



    Q Comm International, Inc. [Registrant]
    December 12, 2001

    By: /s/ Paul Hickey
    Paul Hickey, Chief Executive Officer